SCUDDER
                                                                     INVESTMENTS


Scudder Japanese Equity Fund

Supplement to the currently effective prospectuses

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The following revises "The portfolio managers" section of the prospectuses:

The following people are responsible for the management of the fund. Mr. Iwai is the fund's Portfolio Manager and is responsible for the day-to-day management of the fund. Mr. Chihara acts as a consultant, and is principally responsible for developing and recommending a model portfolio that is implemented by Mr. Iwai.

Katsuhiro Iwai, CFA                      Kenji Chihara
Assistant Vice President of Deutsche     Director of Deutsche Trust Bank and
Asset Management and Portfolio Manager   Consultant to the Portfolio Manager
of the fund.                             of the fund.
  o Joined Deutsche Asset Management       o Joined Deutsche Trust Bank in 1997.
    in 2004.                               o Chief Investment Officer of
  o Previously served as an investment       Deutsche Trust Bank.
    analyst advising corporate pension     o Over 18 years of investment
    funds on their strategic asset           industry experience.
    allocation and management structure    o Previously served as Japanese
    for UFJ Trust Bank (formerly Toyo        Equity Fund Manager at Okasan
    Trust & Banking) for the four years      Investment Management for five
    prior to joining Deutsche Asset          years and in various positions at
    Management.                              Okasan Securities for five years
  o MBA, Cornell University, Chartered       prior to joining Deutsche Asset
    Member of the Security Analysts          Management.
    Association of Japan.                  o BA, Kyushu University.










               Please Retain This Supplement for Future Reference





May 10, 2005